Exhibit 23.3                                                     Arthur Andersen


Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 16, 1999, included in this Form 10-K, into registration statements previously filed by Designs, Inc. on Form S-8 (File No. 33-22957, File No. 33-32690, File No. 33-32687, and File No. 33-52892).


Boston, Massachusetts
May 3, 2001                                              /s/ ARTHUR ANDERSEN LLP